UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 12, 2007

Terra Nostra Resources Corp..

(Exact name of registrant as specified in its charter)

Nevada

000-49631

            86-0875500

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification Number No.)

55 S. Lake Avenue, Suite 700, Pasadena CA

91101

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (626) 796-0088

 (Former name or former address, if changed since last report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Jan 12, 2007, the Registrant released financial information with respect to its six months ended November 30th, 2006. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Form 8-K and by this reference incorporated herein and made a part hereof.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1   Press release of the Registrant dated January 12, 2007 containing financial information for the six months ended

          November 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Vancouver, British Columbia this 12th day of January, 2007.

TERRA NOSTRA RESOURCES CORP.

By:

/s/ Donald Charles Nicholson

Name:  Donald Charles Nicholson

Title:    Chief Administrative Officer, Secretary, Director